Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events [Text Block]	Subsequent Events

Business Combination Agreement

On March 9, 2020, the Company and Willis Towers Watson Public Limited Company, an Irish public limited company (“WTW”), entered into a business combination agreement with respect to a combination of the parties. At the effective date of the combination, WTW shareholders will be entitled to receive 1.08 newly issued Class A ordinary shares, nominal value $0.01 per share, of Aon Ireland in exchange for each ordinary share of WTW held by such holders. The combination is expected to be completed in the first half of 2021.